UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):   September 13, 2004

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22686	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4C Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 495-2200

Item 8.01. Other Events

           On September 13, 2004, KPMG LLP delivered to Palatin Technologies, Inc. a Consent of Independent Registered Public Accounting Firm which replaces the consent filed as Exhibit 23.1 with Palatin's annual report on Form 10-K.

           A copy of the Consent of Independent Registered Public Accounting Firm is attached hereto as Exhibit 23.1, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits:

23.1 Consent of Independent Registered Public Accounting Firm

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: September 17, 2004	By: /s/ Stephen T. Wills Stephen T. Wills, CPA, MST Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No. Description

23.1 Consent of Independent Registered Public Accounting Firm